                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  December 28, 2000


                               BSB BANCORP, INC.
                               -----------------

               (Exact name of Registrant as specified in Charter)


       Delaware                      0-17177               16-1327860
----------------------------    ----------------      --------------------
(State or Other Jurisdiction       (Commission           (IRS Employer
   of Incorporation)               File Number)        Identification No.)



               58-68 Exchange Street, Binghamton, New York 13901
             ----------------------------------------------------
                   (Address of Principal Executive Offices)

    Registrant's telephone number, including area code:    (607) 779-2525
                                                           --------------

                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
         -------------

          On December 28, 2000, BSB Bancorp, Inc. issued a press release regarding earnings for the quarter and year ended December 31, 2000. A copy of the press release is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(a)  Not applicable.


(b)  Not applicable.


(c) Exhibits.

     Exhibit
     No.              Description
     ---              -----------

    99.1              Press Release dated December 28, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    BSB BANCORP, INC.
                    -----------------
                    (Registrant)

                    By   /s/ Howard W. Sharp
                      ------------------------------
                       Howard W. Sharp
                       President and Chief Executive Officer




Date: December 28,  2000
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                                  EXHIBIT INDEX


     Exhibit
     No.              Description
     ---              -----------

    99.1              Press Release dated December 28, 2000.